UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 25, 2013

RESOURCES CONNECTION, INC.

Delaware (State or other jurisdiction	0-32113 (Commission	33-0832424 (IRS Employer
of incorporation)	File Number)	Identification No.)

17101 Armstrong Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(714) 430-6400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 25, 2013, the board of directors of Resources Connection, Inc. (“Resources” or “the Company”) declared a regular quarterly dividend of $0.07 per share on the Company’s common stock.  The dividend is payable on September 19, 2013, to stockholders of record at the close of business on August 22, 2013.  The Company’s board of directors will assess and approve future dividends quarterly.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release entitled “Resources Global Professionals Announces 17% Increase in Quarterly Dividend and Dividend Payment Date,” issued July 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: July 29, 2013
By: /s/ ANTHONY CHERBAK

Anthony Cherbak
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued July 29, 2013